ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                       $643,620,000 (APPROXIMATE BALANCE)          JUNE 18, 2002
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-C2

APPROXIMATE SECURITIES STRUCTURE:
---------------------------------



                                       APPROXIMATE       EXPECTED CREDIT      EXPECTED               EXPECTED
             EXPECTED RATING          FACE/NOTIONAL          SUPPORT       WEIGHTED AVERAGE           PAYMENT
CLASS         MOODY'S / S&P            AMOUNT (MM)         (% OF UPB)        LIFE (YEARS)(A)         WINDOW (A)
-----------------------------------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
-----------------------------------------------------------------------------------------------------------------
 A-1           Aaa/AAA                     56.9              21.875%             3.00                7/02-3/07
 A-2           Aaa/AAA                    122.8              21.875%             7.00                3/07-7/11
 A-3           Aaa/AAA                    396.6              21.875%             9.63                7/11-6/12
 B              Aa2AA                      28.6              18.000%             9.97                6/12-6/12
 C             Aa3AA-                       8.3              16.875%             9.97                6/12-6/12
 D              A2/A                       23.1              13.750%             9.97                6/12-6/12
 E              A3/A-                       7.4              12.750%             9.97                6/12-6/12
-----------------------------------------------------------------------------------------------------------------
PRIVATELY OFFERED CLASSES (B)
-----------------------------------------------------------------------------------------------------------------
 F               Baa1/BBB+                  9.2              11.500%
 G               Baa2/BBB                  12.9               9.750%
 H               Baa3/BBB-                  9.2               8.500%
 J                Ba1/BB+                  11.1               7.000%
 K                 Ba2BB                   12.9               5.250%
 L                Ba3/BB-                   5.5               4.500%
 M                 B1/B+                    5.5               3.750%
 N                 B2/B                     9.2               2.500%
 O                 B3/B-                    3.7               2.000%
 P                  UNR                    14.8                --
 X-1(c)         Aaa / AAA                 737.7
 X-2(c)         Aaa / AAA                 608.9
             TOTAL SECURITIES:           $737.7
------------------------------------------------------------------------------------------------------------------

(a) Calculated at 0% CPR, assuming no balloon payment extension.
(b) Not offered hereby.
(c) Notional amount on interest only class.

KEY FEATURES:
-------------

Lead Managers:             Deutsche Bank Securities Inc.
                           Goldman, Sachs & Co.
Originators:               GMAC Commercial Mortgage Corporation (29.34%)
                           German American Capital Corporation ("GACC") (36.70%)
                           Goldman Sachs Mortgage Company ("Archon") (33.96%)
Collateral:                109 Mortgage Loans ($737,674,252)
Master Servicer:           GMAC Commercial Mortgage Corporation
Special Servicer:          GMAC Commercial Mortgage Corporation
Trustee:                   La Salle Bank National Association
Launch:                    June 2002
Pricing:                   June 2002
Closing:                   June 2002
Cut-Off Date:              June 1st and 5th
Distribution Date:         15th of each month, or following business day
                           (commencing July 15, 2002)
Payment Delay:             14 days
ERISA                      Eligible: Classes A-1 through E are expected to
                           be ERISA eligible subject to certain conditions
                           for eligibility.
Structure:                 Sequential pay
Day Count:                 30/360
Tax Treatment:             REMIC
Rated Final Distribution   October 2039
Date:
Clean up Call:             1.0%
Minimum Denominations:     Publicly Offered Classes: $25,000 & $1
Delivery:                  DTC for publicly offered classes

--------------------------------------------------------------------------------
COLLATERAL FACTS:
Cut-Off Date Loan Principal Balance:                              $737,674,252
Number of Mortgage Loans / Properties:                               109 / 125
Average Mortgage Loan Cut-Off Date Balance:                         $6,767,654
Weighted Average Current Mortgage Rate:                                 7.286%
Weighted Average Loan U/W DSCR (a):                                      1.43x
Weighted Average Loan Cut-Off Date LTV Ratio (a):                       70.10%
Weighted Average Remaining Term to Maturity date (months):               114.3
Weighted Average Remaining Amortization Term (months):                   342.5
Prepayment Lockout / Defeasance as % of Total (b):                      96.27%
Balloon Loans as % of Total:                                            98.31%
Single Largest Asset as % of Total:                                      4.88%
Five Largest Assets as % of Total:                                      20.57%
Ten Largest Assets as % of Total:                                       33.50%

(a) All DSCR and LTV information presented herein is generally calculated as though any related earnout had been applied to reduce or defease the principal balance of the mortgage loan.

(b) One loan representing 0.33% of the UPB has a prepayment provision of the greater of YM or 1% or Defeasance.


TEN LARGEST LOANS:
------------------

                                  CUT-OFF DATE % BY LOAN
LOAN OR SPONSOR                      BALANCE    POOL UPB    LTV     DSCR  PROPERTY TYPE
---------------------------------------------------------------------------------------------
Harbour Gates Apartments (a)        $36,000,000    4.88%    57.60%  1.69x Multifamily
Sovran Self-Storage Loan            $30,383,449    4.12%    73.21   1.37  Self Storage
101 West Ohio                       $29,483,304    4.00%    74.64   1.30  Office
Ames Industrial                     $27,944,480    3.79%    69.86   1.35  Industrial
Featherstone Portfolio (b)          $27,914,080    3.78%    74.90   1.36  Industrial
The Westin Portland                 $23,300,000    3.16%    64.72   1.44  Hospitality
Northway Mall                       $20,500,000    2.78%    71.68   1.34  Anchored Retai
Southlake Town Square               $17,874,894    2.42%    76.06   1.29  Anchored Retail
Courtyard by Marriott (New          $17,726,779    2.40%    70.07   1.62  Hospitality
   Orleans)
Pierside Pavilion                   $15,985,162    2.17%    74.35   1.33  Unanchored Retail
                                    -----------
TOTAL/WTD. AVG.                    $247,112,148   33.50%    70.05%  1.42X

--------------------------------------------------------------------------------

(a) The borrower under this loan is a related borrower on three other mulifamily loans, which, in the aggregate, comprise 8.65% UPB. On a weighted average basis these loans have an LTV of 57.93% and a DSCR of 1.81x.

(b) Consists of eight cross-collateralized loans.


SELECTED LOAN DATA:
-------------------

                           NUMBER OF           LOAN POOL CUT-OFF DATE BALANCE
                           MORTGAGED     -----------------------------------------------
 GEOGRAPHIC DISTRIBUTION   PROPERTIES      (MM)        % BY UPB        WTD. AVG. DSCR
----------------------------------------------------------------------------------------
  Texas                         15        $101.9         13.82%             1.34x
  Maryland                      12          87.9         11.92              1.69
  Florida                       17          79.4         10.76              1.38
  Virginia                      15          74.1         10.05              1.41
  California                     9          69.9          9.47              1.31
  New York                       6          46.2          6.26              1.37
  Pennsylvania                   2          31.6          4.28              1.35
  Other (a)                     49         246.6         33.44              1.44
                                --         -----         -----
  TOTAL/WTD. AVG.              125        $737.7        100.00%             1.43X
----------------------------------------------------------------------------------------

(a) Includes 17 states and the District of Columbia.


                           NUMBER OF           LOAN POOL CUT-OFF DATE BALANCE
                           MORTGAGED      ----------------------------------------------
 PROPERTY TYPE             PROPERTIES      (MM)        % BY UPB        WTD. AVG. DSCR
----------------------------------------------------------------------------------------
  Multifamily (a)               43        $217.1         29.43%             1.50x
  Anchored Retail               19         168.8         22.89              1.33
  Office                        14         102.8         13.93              1.43
  Industrial                    17          90.0         12.19              1.34
  Hospitality                    4          62.3          8.44              1.60
  Self Storage                  21          50.5          6.84              1.42
  Unanchored Retail              6          44.4          6.02              1.38
  Mixed Use                      1           1.8          0.25              1.25
                                 -           ---          -----
  TOTAL/WTD. AVG.              125        $737.7        100.00%             1.43X
----------------------------------------------------------------------------------------

(a) Includes 2 Manufactured Housing properties (1.29% UPB).

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o   For purposes of calculating principal distributions of the certificate:

    -- Available principal will be allocated sequentially to the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N, O, and P certificates.

    -- In case the principal balance of the Class P, O, N, M, L, K, J, H, G, F, E, D, C, and B, in that order, have been reduced to zero due to the allocation of principal losses, then Class A-1, A-2, and A-3 will be allocated principal pro-rata.

o Classes X-1 and X-2 will be entitled to receive payments of interest only and will not receive any payments of principal. Classes X-1 and X-2 will be entitled to payments of interest pro-rata (based on interest entitlements) with the Class A-1, A-2, and A-3 certificates each month.

o Each class will be subordinate to the Class A-1, A-2, A-3, X-1 and X-2 and to each class with an earlier alphabetic designation than such class. Each of the Class A-1, A-2, A-3, X-1 and X-2 certificate will be of equal priority.

o   All classes will pay interest on a 30/360 basis.

o Principal losses will be allocated in reverse alphabetical order to Class P, O, N, M, L, K, J, H, G, F, E, D, C, B, and then pro-rata to Class A-1, A-2, and A-3.

o The Master Servicer will cover net prepayment interest shortfalls on the loans provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the master servicing fee equal to 2 basis points per annum. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage loans and other servicer coverage from the master servicing fee) which will be allocated pro-rata (based on interest entitlements) to all regular certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes of outstanding regular certificates. Any such reduction will also have the effect of reducing the aggregate notional amount of the Class X-1 and X-2 certificates.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ALLOCATION OF PREPAYMENT PREMIUMS (A)
--------------------------------------------------------------------------------


ALLOCATION OF PREPAYMENT PREMIUMS:
----------------------------------

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related certificate then entitled to principal distributions and the Class X-1 certificate as follows:

    o A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each Class of the certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the Class of certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the discount rate.

         -----------------------------------------------------------------------
           Prepayment                      (Pass-Through Rate - Discount Rate)
           Premium Allocation             -------------------------------------
           Percentage                        (Mortgage Rate - Discount Rate)
         -----------------------------------------------------------------------

    o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X-1 certificate.
         -----------------------------------------------------------------------

    o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the certificate then entitled to principal distributions relative to the Class X-1 certificate as discount rates decrease and a decrease in the allocation to such Classes as discount rates rise.

      Allocation of Prepayment Premiums Example
      -----------------------------------------

         Discount Rate Fraction Methodology:
         Mortgage Rate                                 =  8%
         Bond Class Rate                               =  6%
         Treasury Rate                                 =  5%
         % of Principal Distributed to Class           =  100%

         BOND CLASS ALLOCATION       CLASS X-1 ALLOCATION
         ---------------------------------------------------------------
         6% - 5% x 100% = 33 1/3%    Receives excess premiums = 66 2/3% thereof
         -------
         8% - 5%

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (A) (B)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                       JULY       JULY       JULY       JULY       JULY       JULY       JULY      JULY
RESTRICTIONS                     2002       2003       2004       2005       2006       2007       2008      2009
-------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance          100.00%    100.00%     97.53%     96.25%     94.22%     95.93%     95.92%    95.91%
> of YM or 1%                      0.00       0.00       2.47       3.75       3.76       4.07       4.08      4.09
Open                               0.00       0.00       0.00       0.00       2.02       0.00       0.00      0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL                            100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%   100.00%
Balance of Mortgage Loans ($mm)  737.67     730.30     722.47     713.90     704.67     644.31     634.36    623.52
% OF CUT-OFF BALANCE             100.00%     99.00%     97.94%     96.78%     95.53%     87.34%     85.99%    84.53%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                       JULY       JULY       JULY       JULY       JULY       JULY       JULY      JULY
RESTRICTIONS                     2010       2011       2012       2013       2014       2015       2016      2017
-------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance           95.89%     88.64%    100.00%    100.00%    100.00%    100.00%    100.00%   100.00%
> of YM or 1%                      4.11       4.04       0.00       0.00       0.00       0.00       0.00      0.00
Open                               0.00       7.32       0.00       0.00       0.00       0.00       0.00      0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL                            100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%   100.00%
Balance of Mortgage Loans ($mm)  611.86     558.55      14.05      13.25      12.40       6.17       5.39      4.55
% OF CUT-OFF BALANCE              82.94%     75.72%      1.90%      1.80%      1.68%      0.84%      0.73%     0.62%
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                       JULY       JULY       JULY       JULY       JULY       JULY       JULY      JULY
RESTRICTIONS                     2018       2019       2020       2021       2022       2023       2024      2025
-------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance          100.00%    100.00%    100.00%    100.00%      0.00%      0.00%      0.00%     0.00%
> of YM or 1%                      0.00       0.00       0.00       0.00       0.00       0.00       0.00      0.00
Open                               0.00       0.00       0.00       0.00       0.00       0.00       0.00      0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL                            100.00%    100.00%    100.00%    100.00%      0.00%      0.00%      0.00%     0.00%
Balance of Mortgage Loans ($mm)    3.77       2.93       2.03       1.05       0.00       0.00       0.00      0.00
% OF CUT-OFF BALANCE               0.51%      0.40%      0.28%      0.14%      0.00%      0.00%      0.00%     0.00%
-------------------------------------------------------------------------------------------------------------------------

(a)         Table calculated using modeling assumptions.
(b)         Differences in totals may exist due to rounding.

 -------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)
(PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE PERIOD AND YIELD MAINTENANCE PERIOD THEN RUN AT THE INDICATED CPRS)
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)

                   0% CPR     25% CPR    50% CPR    75% CPR    100% CPR
 -------------------------------------------------------------------------------
 A-1                3.00        2.99       2.99       2.98       2.93
 A-2                7.00        6.99       6.99       6.98       6.87
 A-3                9.63        9.62       9.60       9.58       9.41
 B                  9.97        9.96       9.92       9.88       9.70
 C                  9.97        9.97       9.97       9.88       9.72
 D                  9.97        9.97       9.97       9.96       9.72
 E                  9.97        9.97       9.97       9.97       9.72
 -------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                      PERCENTAGE                                              AVERAGE    WEIGHTED
                                                          OF                                    WEIGHTED     REMAINING   AVERAGE
                          NUMBER OF                   AGGREGATE                     WEIGHTED     AVERAGE      TERM TO    CUT-OFF
 RANGE OF CUT-OFF DATE    MORTGAGE    CUT-OFF DATE     CUT-OFF    AVERAGE CUT-OFF    AVERAGE    MORTGAGE     MATURITY    DATE LTV
 BALANCES ($)               LOANS        BALANCE     DATE BALANCE   DATE BALANCE      DSCR        RATE         (MOS)       RATIO
----------------------------------------------------------------------------------------------------------------------------------
798,682 - 1,999,999           18       $26,826,024        3.64%     $1,490,335        1.38x        7.465%       117.9       69.49%
2,000,000 - 2,999,999         16        39,204,938        5.31       2,450,309        1.43         7.221        116.5       71.04
3,000,000 - 3,999,999         16        55,411,451        7.51       3,463,216        1.41         7.223        116.3       71.40
4,000,000 - 4,999,999         14        60,807,115        8.24       4,343,365        1.42         7.244        117.0       71.66
5,000,000 - 6,999,999         12        68,697,707        9.31       5,724,809        1.61         6.985        121.1       66.50
7,000,000 - 9,999,999         10        83,469,289       11.32       8,346,929        1.36         7.476        111.6       71.88
10,000,000 - 14,999,999       10       122,038,820       16.54      12,203,882        1.38         7.381        119.8       70.37
15,000,000 - 19,999,999        7       113,607,674       15.40      16,229,668        1.44         7.317         98.7       71.85
20,000,000 - 29,999,999        4       101,227,784       13.72      25,306,946        1.35         7.368        116.1       70.44
30,000,000 - 36,000,000        2        66,383,449        9.00      33,191,725        1.54         7.062        117.3       64.74
                            ----        ----------        ----
TOTAL/WTD. AVG.              109      $737,674,252      100.00%     $6,767,654        1.43X        7.286%       114.3       70.10%
                             ===      ============      =======
----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (A)
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                  PERCENTAGE                                    WEIGHTED     REMAINING     AVERAGE
                      NUMBER OF                  OF AGGREGATE                       WEIGHTED    AVERAGE       TERM TO      CUT-OFF
                      MORTGAGED   CUT-OFF DATE   CUT-OFF DATE   AVERAGE CUT-OFF     AVERAGE     MORTGAGE     MATURITY     DATE LTV
PROPERTY STATE        PROPERTIES     BALANCE        BALANCE       DATE BALANCE        DSCR         RATE        (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
Texas                     15     $101,927,714         13.82%       $6,795,181          1.34x      7.227%       106.6         73.45%
Maryland                  12       87,937,992         11.92         7,328,166          1.69       6.605        117.7         61.54
Florida                   17       79,387,728         10.76         4,669,866          1.38       7.366         99.8         70.34
Virginia                  15       74,111,676         10.05         4,940,778          1.41       7.506        135.7         70.22
California                 9       69,883,113          9.47         7,764,790          1.31       7.574        118.0         72.98
New York                   6       46,197,040          6.26         7,699,507          1.37       7.387        117.3         71.05
Pennsylvania               2       31,587,056          4.28        15,793,528          1.35       7.311        108.2         70.84
Indiana                    1       29,483,304          4.00        29,483,304          1.30       7.320        119.0         74.64
New Jersey                 5       25,179,196          3.41         5,035,839          1.49       7.151        117.8         68.58
Ohio                       4       23,748,218          3.22         5,937,054          1.37       7.444         76.9         73.92
Oregon                     1       23,300,000          3.16        23,300,000          1.44       7.610        120.0         64.72
Louisiana                  1       17,726,779          2.40        17,726,779          1.62       7.900        105.0         70.07
Massachusetts              2       16,640,475          2.26         8,320,238          1.33       7.257        114.0         78.85
Wisconsin                  5       16,072,686          2.18         3,214,537          1.45       6.702        118.0         74.35
Michigan                   7       14,830,990          2.01         2,118,713          1.40       7.416        114.5         69.31
Arizona                    4       14,492,993          1.96         3,623,248          1.48       7.077        119.3         72.01
Connecticut                5       11,869,555          1.61         2,373,911          2.08       7.202        135.2         46.29
Nevada                     2        9,016,977          1.22         4,508,489          1.29       7.525        114.7         70.30
New Mexico                 1        8,250,000          1.12         8,250,000          1.25       7.410        120.0         71.12
Colorado                   3        8,234,695          1.12         2,744,898          1.33       7.128        115.2         74.50
North Carolina             3        7,591,753          1.03         2,530,584          1.22       7.464        118.6         78.10
Oklahoma                   1        7,391,251          1.00         7,391,251          1.34       7.810        118.0         75.42
Mississippi                2        4,614,602          0.63         2,307,301          1.54       7.790        116.0         66.91
District of Columbia       1        4,183,363          0.57         4,183,363          1.87       6.990        115.0         55.04
South Carolina             1         4,015,096         0.54         4,015,096          1.30       7.690        118.0         79.51
                        ----     -------------      -------

TOTAL/ WTD. AVG.         125     $737,674,252        100.00%       $5,901,394          1.43X      7.286%       114.3         70.10%
                         ===     ============        =======

------------------------------------------------------------------------------------------------------------------------------------

(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans each of which is allocated a cut-off date balance based on the allocated loan amount.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

Texas                            13.82%
Maryland                         11.92
Florida                          10.76
Virginia                         10.05
California                        9.47
New York                          6.26
Pennsylvania                      4.28
Indiana                           4.00
New Jersey                        3.41
Ohio                              3.22
Oregon                            3.16
Louisiana                         2.40
Massachusetts                     2.26
Wisconsin                         2.18
Michigan                          2.01
Arizona                           1.96
Connecticut                       1.61
Nevada                            1.22
New Mexico                        1.12
Colorado                          1.12
North Carolina                    1.03
Oklahoma                          1.00
Mississippi                       0.63
District of Columbia              0.57
South Carolina                    0.54

             [PIE CHART]

Other(a)                         29.44%
Texas                            13.82%
Maryland                         11.92%
Florida                          10.76%
Virginia                         10.05%
California                        9.47%
New York                          6.26%
Pennsylvania                      4.28%
Indiana                           4.00%

(a)  Other includes 16 states and the District of Columbia.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                   PERCENTAGE                                   WEIGHTED     REMAINING    AVERAGE
                      NUMBER OF                   OF AGGREGATE     AVERAGE        WEIGHTED       AVERAGE       TERM TO    CUT-OFF
                      MORTGAGED    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE      AVERAGE      MORTGAGE      MATURITY     DATE LTV
PROPERTY TYPE         PROPERTIES     BALANCE         BALANCE       BALANCE          DSCR          RATE         (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
Multifamily (a)           43      $217,107,626         29.43%     $5,049,015         1.50x         6.870%      106.7          68.50%
Anchored Retail           19       168,845,503         22.89       8,886,605         1.33          7.385       111.6          73.47
Office                    14       102,751,924         13.93       7,339,423         1.43          7.314       119.5          69.48
Industrial                17        89,951,424         12.19       5,291,260         1.34          7.353       113.6          72.90
Hospitality                4        62,257,632          8.44      15,564,408         1.60          7.726       114.7          63.99
Self Storage              21        50,480,286          6.84       2,403,823         1.42          7.746       114.4          71.64
Unanchored Retail          6        44,438,051          6.02       7,406,342         1.38          7.583       149.5          68.33
Mixed Use                  1         1,841,806          0.25       1,841,806         1.25          7.750       116.0          54.17
                           -         ---------          -----

TOTAL/WTD. AVG.          125      $737,674,252        100.00%     $5,901,394         1.43X         7.286%      114.3          70.10%
                         ===      ============        ========

------------------------------------------------------------------------------------------------------------------------------------


(a) Includes two properties for a total of $9.5 million (1.29% of Aggregate Cut-Off Date Balance) that are Manufactured Housing properties.

              [PIE CHART]

Multifamily (a)               29.43%
Anchored Retail               28.89%
Office                        13.93%
Industrial                    12.19%
Hospitality                    8.44%
Self Storage                   6.84%
Unanchored Retail              6.02%
Mixed Use                      0.25%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                                                                             AVERAGE
                                                PERCENTAGE                                                  REMAINING    WEIGHTED
RANGE OF DEBT      NUMBER OF                   OF AGGREGATE      AVERAGE                      WEIGHTED       TERM TO      AVERAGE
SERVICE             MORTGAGE    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE     WEIGHTED        AVERAGE      MATURITY   CUT-OFF DATE
COVERAGE RATIOS      LOANS         BALANCE        BALANCE        BALANCE     AVERAGE DSCR   MORTGAGE RATE     (MOS)      LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
 1.20 - 1.29x         27       $178,704,211        24.23%      $6,618,674        1.26x          7.372%        118.9        72.64%
 1.30 - 1.39          44        321,890,603        43.64        7,315,696        1.34           7.401         108.8        73.95
 1.40 - 1.49          10         68,468,290         9.28        6,846,829        1.45           7.326         119.2        69.24
 1.50 - 1.59          11         37,629,306         5.10        3,420,846        1.56           7.198         116.2        67.33
 1.60 - 1.69           7         70,337,640         9.54       10,048,234        1.66           6.973         115.6        62.59
 1.80 - 1.89           5         29,304,067         3.97        5,860,813        1.87           7.089         117.5        55.86
 1.90 - 1.99           2         16,770,444         2.27        8,385,222        1.93           6.174         118.0        60.50
 2.00 - 2.09           1          2,379,569         0.32        2,379,569        2.02           7.880         115.0        41.56
 2.10 - 2.19           1          5,195,870         0.70        5,195,870        2.17           6.160         119.0        51.96
 2.50 - 2.59x          1          6,994,251         0.95        6,994,251        2.59           7.140         149.0        32.53
                    ----          ---------      --------

TOTAL/WTD. AVG.      109       $737,674,252       100.00%      $6,767,654        1.43X          7.286%        114.3        70.10%
                     ===       ============       ========
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE RATIOS
--------------------------------------------------------------------------------

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                PERCENTAGE                                                 REMAINING    WEIGHTED
RANGE OF CUT-OFF    NUMBER OF                  OF AGGREGATE      AVERAGE                      WEIGHTED      TERM TO      AVERAGE
DATE LOAN TO        MORTGAGE    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE     WEIGHTED        AVERAGE     MATURITY   CUT-OFF DATE
VALUE RATIOS          LOANS        BALANCE        BALANCE        BALANCE     AVERAGE DSCR   MORTGAGE RATE    (MOS)      LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
 32.53-44.99%            2       $9,373,820        1.27%       $4,686,910         2.45x         7.328%       140.4        34.82%
 50.00-54.99             4       23,320,116        3.16         5,830,029         1.88          7.249        118.7        53.50
 55.00-59.99             3       46,821,626        6.35        15,607,209         1.73          6.449        119.3        57.46
 60.00-64.99            16       97,221,379       13.18         6,076,336         1.52          7.226        117.8        63.19
 65.00-69.99            15      104,209,800       14.13         6,947,320         1.39          7.344        118.8        68.64
 70.00-74.99            41      295,905,684       40.11         7,217,212         1.35          7.423        113.3        73.13
 75.00-79.70%           28      160,821,826       21.80         5,743,637         1.32          7.278        107.5        77.78
                        --      -----------       -----

TOTAL/WTD. AVG.        109     $737,674,252      100.00%       $6,767,654         1.43X         7.286%       114.3        70.10%
                       ===     ============      =======
------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                    PERCENTAGE                                                WEIGHTED
                                                        OF                                                     AVERAGE     WEIGHTED
                                                     AGGREGATE                                  WEIGHTED      REMAINING    AVERAGE
                        NUMBER OF                     CUT-OFF       AVERAGE                     AVERAGE        TERM TO     CUT-OFF
RANGE OF MORTGAGE        MORTGAGE    CUT-OFF DATE      DATE      CUT-OFF DATE     WEIGHTED      MORTGAGE      MATURITY     DATE LTV
INTEREST RATES            LOANS         BALANCE       BALANCE       BALANCE     AVERAGE DSCR      RATE          (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
 6.1600-6.2499%              3       $27,805,896        3.77%    $9,268,632          1.97x         6.160%       118.2       58.36%
 6.2500-6.4999               4        43,050,571        5.84     10,762,643          1.69          6.420        119.2       58.46
 6.5000-6.7499               5        16,720,236        2.27      3,344,047          1.52          6.663        118.0       70.15
 6.7500-6.9999               7        31,362,981        4.25      4,480,426          1.50          6.896        115.7       70.19
 7.0000-7.2499              23       136,982,538       18.57      5,955,763          1.42          7.135        110.1       71.71
 7.2500-7.4999              39       270,059,873       36.61      6,924,612          1.33          7.374        108.1       72.94
 7.5000-7.7499              17       129,423,506       17.54      7,613,147          1.34          7.608        128.7       70.14
 7.7500-7.9999              10        81,036,977       10.99      8,103,698          1.52          7.848        113.5       68.08
 8.0000-8.0100%              1         1,231,675        0.17      1,231,675          1.20          8.010        118.0       64.82
                          ----         ---------     -------

TOTAL/WTD. AVG.            109      $737,674,252      100.00%    $6,767,654          1.43X         7.286%       114.3       70.10%
                           ===      ============      =======

------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                                                                             AVERAGE    WEIGHTED
                                                    PERCENTAGE                                  WEIGHTED    REMAINING   AVERAGE
RANGE OF REMAINING      NUMBER OF                  OF AGGREGATE     AVERAGE                     AVERAGE      TERM TO    CUT-OFF
AMORTIZATION TERMS      MORTGAGE       CUT-OFF     CUT-OFF DATE     CUT-OFF       WEIGHTED      MORTGAGE    MATURITY    DATE LTV
(MOS)                     LOANS      DATE BALANCE     BALANCE     DATE BALANCE  AVERAGE DSCR      RATE        (MOS)      RATIO
-----------------------------------------------------------------------------------------------------------------------------------
    177-180                 1         $1,189,211       0.16%       $1,189,211       1.44x        7.160%      177.0       69.95%
    221-240                 3         16,099,019       2.18         5,366,340       1.36         7.384       202.2       65.62
    241-260                 2          7,449,008       1.01         3,724,504       1.21         7.310       116.0       73.75
    281-300                22        114,194,731      15.48         5,190,670       1.44         7.560       114.9       68.88
    301-320                 2          4,677,320       0.63         2,338,660       1.21         7.290       115.0       74.84
    321-340                 1          6,994,251       0.95         6,994,251       2.59         7.140       149.0       32.53
    341-360                78        587,070,713      79.58         7,526,548       1.42         7.232       111.2       70.82
                           --       ------------      -----

TOTAL/WTD. AVG.           109       $737,674,252     100.00%       $6,767,654       1.43X        7.286%      114.3       70.10%
                          ===       ============     ======

-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                             AVERAGE      WEIGHTED
                                                        PERCENTAGE     AVERAGE                  WEIGHTED    REMAINING     AVERAGE
                           NUMBER OF                   OF AGGREGATE    CUT-OFF     WEIGHTED     AVERAGE      TERM TO      CUT-OFF
RANGE OF ORIGINAL TERM      MORTGAGE    CUT-OFF DATE     CUT-OFF        DATE        AVERAGE     MORTGAGE     MATURITY     DATE LTV
TO MATURITY (MOS)            LOANS         BALANCE     DATE BALANCE    BALANCE       DSCR         RATE        (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
0-60                            4       $53,084,889        7.20%    $13,271,222       1.32x       7.322%        55.3       73.40%
101-120                       102       665,155,901       90.17       6,521,136       1.43        7.281        116.4       70.26
121-180                         2         8,183,462        1.11       4,091,731       2.42        7.143        153.1       37.97
181-240                         1        11,250,000        1.53      11,250,000       1.25        7.500        240.0       68.18
                             ----      ------------      ------

TOTAL/WTD. AVG.               109      $737,674,252      100.00%     $6,767,654       1.43X       7.286%       114.3       70.10%
                              ===      ============      ======

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                             AVERAGE      WEIGHTED
                                                        PERCENTAGE     AVERAGE                  WEIGHTED    REMAINING     AVERAGE
                           NUMBER OF                   OF AGGREGATE    CUT-OFF     WEIGHTED     AVERAGE      TERM TO      CUT-OFF
RANGE OF REMAINING          MORTGAGE    CUT-OFF DATE     CUT-OFF        DATE        AVERAGE     MORTGAGE     MATURITY     DATE LTV
TERMS TO MATURITY (MOS)      LOANS         BALANCE     DATE BALANCE    BALANCE       DSCR         RATE        (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
49-60                           4       $53,084,889        7.20%    $13,271,222       1.32x      7.322%         55.3        73.40%
91-110                          8        68,087,876        9.23       8,510,984       1.41       7.568         107.3        71.46
111-120                        94       597,068,025       80.94       6,351,788       1.43       7.248         117.4        70.13
131-150                         1         6,994,251        0.95       6,994,251       2.59       7.140         149.0        32.53
171-190                         1         1,189,211        0.16       1,189,211       1.44       7.160         177.0        69.95
191-240                         1        11,250,000        1.53      11,250,000       1.25       7.500         240.0        68.18
                             ----      ------------      ------

TOTAL/WTD. AVG.               109      $737,674,252      100.00%     $6,767,654       1.43X      7.286%        114.3        70.10%
                              ===      ============      ======

------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
--------------------------------------------------------------------------------

                                                                                                          WEIGHTED
                                                                                                           AVERAGE     WEIGHTED
                                                    PERCENTAGE      AVERAGE                   WEIGHTED    REMAINING     AVERAGE
                        NUMBER OF                  OF AGGREGATE     CUT-OFF     WEIGHTED      AVERAGE      TERM TO     CUT-OFF
                        MORTGAGE    CUT-OFF DATE   CUT-OFF DATE      DATE        AVERAGE      MORTGAGE    MATURITY     DATE LTV
AMORTIZATION TYPE         LOANS        BALANCE        BALANCE       BALANCE       DSCR          RATE        (MOS)        RATIO
----------------------------------------------------------------------------------------------------------------------------------
Balloon (a)                107      $725,235,041       98.31%     $6,777,898        1.43x        7.283%     112.2          70.13%
Fully Amortizing             2        12,439,211        1.69       6,219,606        1.27         7.467      234.0          68.35
                             -        ----------        ----

TOTAL/WTD.AVG.             109      $737,674,252      100.00%     $6,767,654        1.43X       7.286%      114.3          70.10%
                           ===      ============      =======

----------------------------------------------------------------------------------------------------------------------------------

(a) Includes three loans with interest only periods of up to 60 months (1.32% of UPB).


--------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                             AVERAGE     WEIGHTED
                                                       PERCENTAGE     AVERAGE                    WEIGHTED   REMAINING    AVERAGE
                            NUMBER OF                 OF AGGREGATE    CUT-OFF                    AVERAGE     TERM TO     CUT-OFF
                            MORTGAGE   CUT-OFF DATE     CUT-OFF        DATE        WEIGHTED      MORTGAGE    MATURITY    DATE LTV
PREPAYMENT PROVISION          LOANS       BALANCE     DATE BALANCE    BALANCE    AVERAGE DSCR      RATE       (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
Defeasance                     103     $710,144,917      96.27%     $6,864,611        1.42x        7.278%      114.1       70.32%
Greater of YM or 1% of UPB       5       25,090,296       3.40       5,018,059        1.68         7.521       119.5       62.90
Greater of YM or 1% or
Defeasance                       1        2,439,039       0.33       2,439,039        1.37         7.120       114.0       78.68
                                 -        ---------       ----
TOTAL/WTD.AVG.                 109     $737,674,252     100.00%     $6,767,654        1.43X        7.286%      114.3       70.10%
                               ===     ============     =======
------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
                            Harbour Gates Apartments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
                                  ORIGINAL            CUT-OFF DATE
                                  --------            ------------
PRINCIPAL BALANCE:                $36,000,000         $36,000,000

% OF POOL BY UPB                  4.88%

ORIGINATOR:                       German American Capital Corporation ("GACC")

NOTE DATE:                        May 21, 2002

INTEREST RATE:                    6.440%

AMORTIZATION:                     30 years

MATURITY DATE:                    June 1, 2012

BORROWER/SPONSOR:                 Harbour Gates Apartments, LLC., a bankruptcy
                                  remote, special purpose entity sponsored by Jack and Ina Kay.

CALL PROTECTION:                  Prepayment lockout; U.S. Treasury defeasance

CROSS-COLLATERALIZATION/DEFAULT:  NAP / NAP


ADDITIONAL FINANCING:             None

CASH MANAGEMENT:                  None

RESERVES                          Upfront:
                                  -------
                                  Immediate Repairs:              $12,500
                                  Real Estate Tax:               $333,617
                                  Insurance:                      $67,745

                                  Monthly:
                                  -------
                                  Real Estate Tax:                $33,362
                                  Insurance:                       $6,159
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Multifamily

LOCATION:                         Annapolis, MD

YEAR BUILT / RENOVATED:           1991 / 2000 & 2001

THE COLLATERAL:                   A 516-unit apartment complex located in
                                  Annapolis Maryland.

PROPERTY MANAGEMENT:              The property is managed by Kay Management Co.,
                                  Inc., an affiliate of the borrower.

CURRENT OCCUPANCY (04/25/02):     95%

UNDERWRITTEN NET CASH FLOW:       $4,589,475

APPRAISED VALUE:                  $62,500,000

APPRAISAL DATE:                   April 8, 2002

CUT-OFF DATE LOAN/UNIT:           $69,767

CUT-OFF DATE LTV:                 57.60%

BALLOON LTV:                      49.48%

UWNCF DSCR:                       1.69x

--------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                        PROPERTY DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
UNIT TYPE                      NUMBER OF UNITS          AVERAGE SQUARE FEET PER UNIT                AVERAGE RENT (PER MONTH)
---------                      ---------------          ----------------------------                ------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Studio                                26                             538                                       $857
-----------------------------------------------------------------------------------------------------------------------------------
One Bedroom                          234                             687                                       $972
-----------------------------------------------------------------------------------------------------------------------------------
Two Bedroom                          224                             973                                     $1,214
-----------------------------------------------------------------------------------------------------------------------------------
Three Bedroom                         32                           1,055                                     $1,409
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / AVERAGE                      516                             826                                     $1,098
-----------------------------------------------------------------------------------------------------------------------------------

The borrower under this loan is a related borrower on three other multifamily loans in the pool, which, in the aggregate, comprise 8.65% UPB. On a weighted average basis these four loans have an LTV of 57.93% and a DSCR of 1.81x.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
                            Sovran Self-Stroage Loan
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
                                   ORIGINAL            CUT-OFF DATE
                                   --------            ------------
PRINCIPAL BALANCE:                 $30,500,000         $30,383,449

% OF POOL BY UPB                   4.12%

ORIGINATOR:                        GMAC Commercial Mortgage Corporation
                                   ("GMACCM")

NOTE DATE:                         November 28, 2001

INTEREST RATE:                     7.800%

AMORTIZATION:                      30 years

MATURITY DATE:                     December 5, 2011

BORROWER/SPONSOR:                  Locke Sovran I, LLC, a bankruptcy remote,
                                   special purpose entity affiliated with Sovran
                                   Self Storage, Inc., a publicly-traded real estate investment trust listed on the New
                                   York Stock Exchange under the symbol "SSS."

CALL PROTECTION:                   Prepayment lockout; U.S. Treasury defeasance

CROSS-COLLATERALIZATION/ DEFAULT:  NAP / NAP

ADDITIONAL FINANCING:              None

CASH MANAGEMENT:                   None

RESERVES                           Upfront:
                                   -------
                                   Immediate Repairs:             $347,500
                                   Real Estate Tax:               $188,837
                                   Insurance:                      $22,369

                                   Monthly:
                                   -------
                                   Real Estate Tax:                $45,840
                                   Insurance:                       $3,728
                                   Replacement:                     $8,682
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Portfolio

PROPERTY TYPE:                     Self Storage

LOCATION:                          Various

YEAR BUILT / RENOVATED:            1976-1998 / NAP

THE COLLATERAL:                    6,583 unit portfolio of self storage
                                   properties located in six states.

PROPERTY MANAGEMENT:               The properties are managed by Sovran
                                   Acquisition, LP, an affiliate of the
                                   borrower.

CURRENT OCCUPANCY (12/31/01):      83%

UNDERWRITTEN NET CASH FLOW:        $3,604,262

APPRAISED VALUE:                   $41,500,000

APPRAISAL DATE:                    August 9 - September 4,2001

CUT-OFF DATE LOAN/SF:              $4,615

CUT-OFF DATE LTV:                  73.21%

BALLOON LTV:                       65.40%

UWNCF DSCR:                        1.37x
--------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
                                                            COLLATERAL DETAILS
-----------------------------------------------------------------------------------------------------------------------------------
                        NET RENTABLE                                        ALLOCATED CUT-OFF                         OCCUPANCY AS
PROPERTY LOCATION         SQ FT         NO. OF UNITS      YEAR BUILT              BALANCE         APPRAISED VALUE     OF 12/31/01
-----------------------------------------------------------------------------------------------------------------------------------
Austin, TX                76,676            554           1985 & 1995           $3,212,676           $4,300,000           79.2
-----------------------------------------------------------------------------------------------------------------------------------
Brewster, NY              77,400            849           1991 & 1997           $6,549,469           $9,000,000           77.0
-----------------------------------------------------------------------------------------------------------------------------------
Dayton, OH                62,227            605              1989               $2,353,472           $3,150,000           87.6
-----------------------------------------------------------------------------------------------------------------------------------
E. Lansing, MI            45,115            389              1987               $1,419,555           $1,900,000           83.9
-----------------------------------------------------------------------------------------------------------------------------------
Kalamazoo, MI             60,218            672        1976, 1977 & 1978        $2,091,975           $2,800,000           82.7
-----------------------------------------------------------------------------------------------------------------------------------
League City, TX           90,925            929        1994, 1995 & 1998        $3,063,249           $4,100,000           65.1
-----------------------------------------------------------------------------------------------------------------------------------
Lehigh Acres, FL          70,500            793              1997               $3,287,390           $4,400,000           83.6
-----------------------------------------------------------------------------------------------------------------------------------
Northbridge, MA           50,410            356           1988 & 1997           $2,065,090           $3,250,000           97.4
-----------------------------------------------------------------------------------------------------------------------------------
Titusville, FL            54,790            415        1985, 1989 & 1990        $2,306,049           $3,200,000           99.2
-----------------------------------------------------------------------------------------------------------------------------------
Wyoming, MI               57,900            526              1977               $1,793,122           $2,400,000           82.0
-----------------------------------------------------------------------------------------------------------------------------------
Springdale, OH            48,365            495              1989               $2,241,402           $3,000,000           93.9
                         -------          -----                                 ----------           ----------           ----
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WTD. AVERAGE     694,526          6,583                                $30,383,449          $41,500,000           82.9
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 101 West Ohio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
                                   ORIGINAL            CUT-OFF DATE
                                   --------            ------------
PRINCIPAL BALANCE:                 $29,500,000         $29,483,304

% OF POOL BY UPB                   4.00%

ORIGINATOR:                        German American Capital Corporation
                                   ("GACC")

NOTE DATE:                         April 30, 2002

INTEREST RATE:                     7.320%

AMORTIZATION:                      30 years

MATURITY DATE:                     May 1, 2012

BORROWER/SPONSOR:                  West Ohio II, L.L.C., a bankruptcy remote,
                                   special purpose entity sponsored by Gerald
                                   Marshall.

CALL PROTECTION:                   Prepayment lockout; U.S. Treasury defeasance

CROSS-COLLATERALIZATION/DEFAULT:   NAP / NAP

ADDITIONAL FINANCING:              None

CASH MANAGEMENT:                   Hard Lockbox

RESERVES                           Upfront:
                                   -------
                                   The loan was structured with a $250,000
                                   Letter of Credit and a $750,000 Letter of Credit each for certain leasing reserves.

                                   Immediate Repairs:               $8,750
                                   Real Estate Tax:               $124,257
                                   Insurance:                      $32,805
                                   GSA/State of Indiana Reserve:  $500,000

                                   Monthly:
                                   --------
                                   Real Estate Tax:                $62,128
                                   Insurance:                       $4,631
                                   TI/LC:                          $36,428
                                   Replacement:                     $7,301
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

LOCATION:                          Indianapolis, IN

YEAR BUILT / RENOVATED:            1987 / 2001

THE COLLATERAL:                    A 337,330 square foot office building located
                                   in Indianapolis, IN.

PROPERTY MANAGEMENT:               The property is managed by Amerimar West Ohio
                                   Management Co., an affiliate of the borrower.

CURRENT OCCUPANCY (02/08/02):      91%

UNDERWRITTEN NET CASH FLOW:        $3,157,980

APPRAISED VALUE:                   $39,500,000

APPRAISAL DATE:                    February 11, 2002

CUT-OFF DATE LOAN/SF:              $87.40

CUT-OFF DATE LTV:                  74.64%

BALLOON LTV:                       65.70%

UWNCF DSCR:                        1.30x
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                        FIVE LARGEST TENANTS BASED ON ANNUALIZED BASE RENT
------------------------------------------------------------------------------------------------------------------------------------
                                           LEASE EXPIRATION                                                  APPROXIMATE % OF TOTAL
TENANT                                           DATE            TENANT GLA (SQ. FT.)        % OF GLA               BASE RENT
------                                           ----            --------------------        --------               ---------
------------------------------------------------------------------------------------------------------------------------------------
Indiana Department of Education                08/31/11                 65,000                  19.3%                  21.0%
------------------------------------------------------------------------------------------------------------------------------------
Old National Bank                              03/31/12                 26,400                   7.8%                   9.6%
------------------------------------------------------------------------------------------------------------------------------------
General Services Administrative (a)            02/28/09                 23,204                   6.9%                   7.1%
------------------------------------------------------------------------------------------------------------------------------------
Chicago Title Insurance Co.                    09/30/03                 14,085                   4.2%                   4.7%
------------------------------------------------------------------------------------------------------------------------------------
PS Executive Centers, Inc.                     05/24/07                 12,777                   3.8%                   4.2%
                                                                        ------                   ----                   ----
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                  141,466                  41.9%                  46.6%
------------------------------------------------------------------------------------------------------------------------------------

(a) There are four more GSA leases occupying a total of 20,353 SF (6.0% of GLA and 6.2% of Total Base Rent) with various expirations in 2002 and 2008.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

 ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
                            Ames Industrial Building
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
                                   ORIGINAL            CUT-OFF DATE
                                   --------            ------------
PRINCIPAL BALANCE:                 $28,200,000         $27,944,480

% OF POOL BY UPB:                  3.79%

ORIGINATOR:                        Archon Financial, LP ("Archon")

NOTE DATE:                         April 27, 2001

INTEREST RATE:                     7.34%

AMORTIZATION:                      30 years

MATURITY DATE:                     May 1, 2011

BORROWER:                          Two separate, special-purpose bankruptcy-
                                   remote entities, each with an independent director structured as tenants-in-common.

CALL PROTECTION:                   Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/DEFAULT:   NAP / NAP

ADDITIONAL FINANCING:              None

CASH MANAGEMENT:                   Hard Lockbox

RESERVES:                          Upfront:
                                   -------
                                   TI/LC:                        $12,260

                                   Monthly:
                                   -------
                                   TI/LC:                        $12,620
                                   Taxes:                        $20,965
                                   Replacement(a):                $4,206
--------------------------------------------------------------------------------
(a)  Beginning January 1, 2003

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Industrial

LOCATION:                          Carlisle, PA

YEAR BUILT / RENOVATED:            2000 / NAP

THE COLLATERAL:                    A one-story 1,009,445 sq. ft. industrial
                                   warehouse/bulk distribution center with 35' to 40' clear heights located west of Harrisburg, PA. The center is occupied by a single-tenant, Ames/True Temper, Inc.
                                   Ames/True Temper, Inc. is currently paying
                                   $3.60 per sq. ft. on a lease, which expires on December 1, 2015.

PROPERTY MANAGEMENT:               First Industrial, L.P. (rated BBB+ / Baa2 /
                                   BBB by Fitch, Moody's and S&P, respectively).

CURRENT OCCUPANCY (05/22/02):      100%

UNDERWRITTEN NET CASH FLOW:        $3,146,719

APPRAISED VALUE:                   $40,000,000

APPRAISAL DATE:                    March 8, 2001

CUT-OFF DATE LOAN / SF:            $27.68

CUT-OFF DATE LTV:                  69.86%

BALLOON LTV:                       62.04%

UWNCF DSCR:                        1.35x
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
                       Featherstone Industrial Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
                                   ORIGINAL            CUT-OFF DATE
                                   --------            ------------
PRINCIPAL BALANCE:                 $28,000,000         $27,914,080

% OF POOL BY UPB:                  3.78%

ORIGINATOR:                        Archon Financial, LP ("Archon")

NOTE DATE:                         January 2, 2002

INTEREST RATE:                     7.39%

AMORTIZATION:                      30 years

MATURITY DATE:                     February 1, 2012

BORROWER:                          Eight separate special purpose bankruptcy-
                                   remote entities.

CALL PROTECTION:                   Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/DEFAULT:   Yes / Yes

ADDITIONAL FINANCING:              None

CASH MANAGEMENT:                   None

RESERVES:                          Upfront:
                                   -------
                                   TI/LC:                   $440,000
                                   Deferred Maintenance:    $210,000
                                   Tax:                      $55,539
                                   Insurance:                $38,720

                                   Monthly:
                                   -------
                                   Taxes:                    $27,769
                                   Insurance:                 $4,302
                                   Replacement:               $6,068
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Portfolio

PROPERTY TYPE:                     Industrial

LOCATION:                          Woodbridge, VA

YEAR BUILT / RENOVATED:            1983, '85, '86, '87, '88 & `89/NAP

THE COLLATERAL:                    Fourteen industrial warehouse buildings
                                   totaling 726,343 sq. ft. located in
                                   Woodbridge, Virginia.

PROPERTY MANAGEMENT:               Heatwole Miller, an affiliate of the
                                   Borrower.

CURRENT OCCUPANCY (4/30/02 &
5/1/02):                           100%

UNDERWRITTEN NET CASH FLOW:        $3,172,049

APPRAISED VALUE:                   $37,270,000

APPRAISAL DATE:                    July 6 and July 9, 2002

CUT-OFF DATE LOAN / SF:            $38.43

CUT-OFF DATE LTV:                  74.90%

BALLOON LTV:                       66.15%

UWNCF DSCR:                        1.36x
--------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------
                           FIVE LARGEST TENANTS BASED ON ANNUALIZED BASE RENT
---------------------------------------------------------------------------------------------------------
                                       LEASE          TENANT GLA                      APPROXIMATE % OF
TENANT                            EXPIRATION DATE     (SQ. FT.)        % OF GLA        TOTAL BASE RENT
------                            ---------------     ---------        --------        ---------------
---------------------------------------------------------------------------------------------------------
Coleman American Moving               07/31/13           140,000          19.3%            18.1%
---------------------------------------------------------------------------------------------------------
Bayshore Transportation               07/31/13            85,849          11.8             12.3
---------------------------------------------------------------------------------------------------------
Joe Moholland, Inc.                   09/30/10            70,568           9.7              9.9
---------------------------------------------------------------------------------------------------------
Bekins A-1 Movers (a)                 11/30/02            79,068          10.9              9.6
---------------------------------------------------------------------------------------------------------
Modern Transportation                 07/31/13            51,090           7.0              7.0
                                                          ------           ---              ---
---------------------------------------------------------------------------------------------------------
TOTAL                                                    426,575          58.7%            56.8%
---------------------------------------------------------------------------------------------------------

(a) Bekins A-1 Movers occupies an additional 18,500 SF (2.6% of GLA and 2.2% of the Total Base Rent) under a separate lease which expires 12/31/2002.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Bank Securities Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.